SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                           -------------------------


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                 July 5, 2000
                              ------------------
                       (Date of earliest event reported)


                  FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.
         ------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


            New York                     1-12644               13-3261323
        ----------------              -------------            ----------
(State or other jurisdiction of        (Commission           (I.R.S. Employer
         organization)                    File                Identification
                                         Number)                 Number)


                       350 Park Avenue
                     New York, New York                              10022
            ------------------------------------                   ---------
          (Address of principal executive offices)                 (Zip Code)


                                (212) 826-0100
                -----------------------------------------------
             (Registrant's telephone number, including area code)


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Item 5.  Other Events

          On July 5, 2000, Financial Security Assurance Holdings Ltd. (the "Company") and Dexia S.A., a company organized under the laws of Belgium ("Dexia") announced that they had consummated the previously announced merger (the "Merger") pursuant to which the Company has become an indirect wholly owned subsidiary of Dexia. Pursuant to the Merger, each common share of the Company has been converted into the right to receive $76 in cash.

          A copy of the press release dated July 5, 2000, is attached hereto as Exhibit 99.1, and incorporated herein by reference in its entirety.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.


Exhibit       Description
-------       -----------

99.1 Press release of Financial Security Assurance Holdings Ltd. and Dexia S.A. dated July 5, 2000.


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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FINANCIAL SECURITY ASSURANCE HOLDINGS
                                    LTD.,

                                       by: /s/  Bruce E. Stern
                                           ----------------------------------
                                           Name:  Bruce E. Stern
                                           Title: Managing Director,
                                                  Secretary and General Counsel

Date:  July 6, 2000


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                                 Exhibit Index
                                 -------------

Exhibit       Description
------        -----------
99.1 Press release of Financial Security Assurance Holdings Ltd. and Dexia S.A. dated July 5, 2000.

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                                                                             5

                                                                  Exhibit 99.1


FSA                                 DEXIA



FOR IMMEDIATE RELEASE:                     CONTACTS:

                                           Communications
                                           Betsy Castenir, FSA
                                           1 212 339-3424

                                           Francoise Lefebvre, Dexia
                                           33 1 43 92 80 20

                                           Investor Relations
                                           Robert Tucker, FSA
                                           1 212 339 0861

                                           Olivier Leroy, Dexia Paris
                                           33 1 43 92 84 47

                                           Peter de Baere, Dexia Brussels
                                           32 2 222 31 15



                   DEXIA COMPLETES ACQUISITION OF FSA HOLDINGS

New York, New York and Paris/Brussels - July 5th, 2000 - European banking group Dexia, the world leader in public local finance, and Financial Security Assurance Holdings Ltd. (FSA Holdings; NYSE: FSA), the holding company for U.S.-based financial guarantor Financial Security Assurance Inc. (FSA), a major provider of asset- backed and municipal bond insurance, announced the completion of Dexia's $2.6 billion acquisition of FSA Holdings. FSA stockholders will receive $76.00 in cash for each share of FSA Holdings common stock owned by them.

Pierre Richard, Group Chief Executive and Chairman of the management board of Dexia, said: "In one step, we have dramatically enhanced our position in the U.S. municipal finance market, and also broadened our participation in structured finance and


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infrastructure markets throughout the world. The combination of Dexia and FSA will create a global leader in public and structured finance.

"Additionally, we have added a strong, strategically aligned company to the Dexia group, whose competitiveness is enhanced through the many synergies created by this merger," he said.

FSA will operate as a separately capitalized, wholly owned subsidiary of Dexia with Aaa/AAA/AAA claims-paying ratings.

Robert P. Cochran, Chairman and Chief Executive Officer of FSA Holdings, said:
"Joining the Dexia group gives FSA an even greater ability to create value in the global municipal, asset-backed and structured finance markets. Based on our combined expertise and resources, FSA and Dexia will offer a broad array of financial guaranty, banking and asset management products that can be combined in creative ways to provide Triple-A funding, broad market access and efficient capital management for our customers."

"For investors in FSA-guaranteed securities, the combination with Dexia, one of the most highly rated financial institutions in the world, puts even greater strength behind our top- rated, Aaa/AAA/AAA guaranty," he added.

Lazard acted as financial advisor to Dexia, and Goldman, Sachs & Co. acted as financial advisor to FSA.

NEW BOARD OF DIRECTORS

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                                                                             7

Pierre Richard, Group Chief Executive and Chairman of the management board of Dexia, will become Vice Chairman of the board of directors of FSA Holdings. Robert P. Cochran will remain Chairman and Chief Executive Officer.

In addition to Mr. Richard, new members of the board will include: Martine Decamps, member of the Executive Board of Dexia Bank; Roland Hecht, Chief Executive Officer of the Executive Board of Dexia Project and Public Finance International Bank; Rembert Von Lowis, member of the management board and Chief Financial Officer of Dexia; and Paul Vanzeveren, member of the management board of Dexia and member of the Executive Board of Dexia Bank.

In addition to Mr. Cochran, six previously serving members will be on the board. They include two officers of FSA: Roger K. Taylor, President; and Sean
W. McCarthy, Chief Operating Officer. The four independent directors are John
J. Byrne, Chairman and Chief Executive Officer of White Mountains Insurance Group Ltd.; James H. Ozanne, Chairman of Greenrange Partners; Robert N. Downey, Senior Director of Goldman, Sachs & Co.; and David O. Maxwell, former Chairman and Chief Executive Officer of Fannie Mae.

Through its Triple-A guaranty, FSA helps issuers lower their funding costs and provides bondholders with the highest quality, liquid investments. Fitch, Moody's Investors Service, Inc., Standard and Poor's Ratings Services (S&P) and Japan Rating and Investment Information, Inc. (R&I) have confirmed FSA's Triple-A claims-paying ratings under its new ownership.


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FSA is headquartered in New York and has additional offices in San Francisco and Dallas. It also has a London-based subsidiary, Financial Security Assurance (U.K.) Limited; a Bermuda-based subsidiary, Financial Security Assurance International Ltd.; and representative offices in Paris, Madrid, Singapore, Sydney and Tokyo. In Japan, FSA operates through a joint venture with The Tokio Marine and Fire Insurance Co., Ltd.

Dexia is a leading banking group in Europe and ranks among the top ten banking institutions worldwide with Aa1/AA ratings. Dexia operates through three main operational units: i) Dexia Credit Local de France and its international arm Dexia Project and Public Finance International Bank, which together with Dexia Bank are the world leaders in the area of lending to local authorities and public sector project finance; ii) Dexia Bank, a leading, 1,000-branch retail bank in Belgium; and iii) Dexia Banque Internationale a Luxembourg (Dexia-BIL), a leading bank in Luxembourg, active in asset management, private banking and investment funds administration. In addition to France, Belgium and Luxembourg, the company has operations throughout Europe, as well as offices in the Americas, Asia and Australia.

Dexia is listed on the Brussels, Paris and Luxembourg Stock Exchanges, with a market capitalization of Euro 15 billion.

                                      XXX

This press release contains forward-looking statements regarding, among other things, FSA Holdings' plans and prospects. Important factors, including general market conditions and the competitive environment could cause actual results to differ materially from those described in such forward-looking statements. Certain of these factors are described in more detail under the heading "Forward-Looking Statements" in Item 1 of the Company's Annual Report on form 10-K for the year ended December 31, 1999.


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Forward-looking statements in this release are expressly qualified by all such factors. The Company undertakes no obligation to revise or update any forward-looking statements to reflect changes in events or expectations or otherwise.